As filed with the Securities and Exchange Commission on March 11, 2014

File No. 811-22641

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 14 [X]

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Craig S. Tyle, One Franklin Parkway
San Mateo, CA 94403-1906
(Name and Address of Agent for Service of Process)

Please send Copy of Communications to:
Bruce G. Leto, Esq.
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

EXPLANATORY NOTE

This Amendment No. 14 (Amendment) to the Registration Statement of Franklin Alternative Strategies Funds (Registrant) on Form N-1A (File No. 811-22641) is being filed under the Investment Company Act of 1940 (1940 Act), to amend and supplement Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission (Commission) on September 27, 2013 under the 1940 Act (Accession No. 0001379491-13-001005) (Amendment No. 7), as pertaining to the Part A and Part B of the Franklin Pelagos Managed Futures Strategy Fund series of the Registrant (the “Fund”).  The Part A and Part B of the Fund, as filed in Amendment No. 7, are incorporated herein by reference.

The shares of the Fund are not registered under the Securities Act of 1933, as amended (1933 Act), because the Fund issues its shares only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the 1933 Act. Shares of the Fund are sold only to “accredited investors,” as defined in Regulation D under the 1933 Act. This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the 1933 Act.

The unaudited Financial Statements of the Registrant for the period ended November 30, 2013 (as filed with the Commission on January 30, 2014 (Accession No. 0001535538-14-000010)) and the audited Financial Statements and the Report of Independent Auditors thereon of the Registrant for the fiscal year ended May 31, 2013 (as filed with the Commission on July 31, 2013 (Accession No. 0001535538-13-000013)) contained in the Annual Report of the Fund dated May 31, 2013; are incorporated herein by reference.

SUPPLEMENT DATED MARCH 10, 2014

TO THE OFFERING CIRCULAR DATED OCTOBER 1, 2013

OF

FRANKLIN PELAGOS MANAGED FUTURES STRATEGY FUND

The offering circular is amended as follows:

The following paragraphs have been added:

On February 26, 2014, the Board of Trustees of Franklin Alternative Strategies Funds (Trust) approved a proposal to dissolve and liquidate Franklin Pelagos Managed Futures Strategy Fund (Fund), a series of the Trust. The liquidation is anticipated to occur on or about March 27, 2014 (Liquidation Date). Shareholders with accounts in the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Please keep this supplement for future reference.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
File Nos. 811-22641

PART C
Other Information

Item 28. Exhibits.

The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a) Agreement and Declaration of Trust

(i) Agreement and Declaration of Trust of Franklin Alternative Strategies Funds dated July 21, 2011
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(ii) Certificate of Trust of Franklin Alternative Strategies Funds dated July 21, 2011
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(b) By-laws

(i) By-Laws of Franklin Alternative Strategies Funds effective as of July 21, 2011
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(c) Instruments Defining Rights of Security Holders

(i) Agreement and Declaration of Trust

(a) Article III, Shares
(b) Article V, Shareholders’ Voting Powers and Meetings
(c) Article VI, Net Asset Value; Distributions; Redemptions;
Transfers
(d) Article VIII, Certain Transactions: Section 4
(e) Article X, Miscellaneous: Section 4

(ii) By-Laws

(a) Article II, Meetings of Shareholders
(b) Article VI, Records and Reports: Section 1, 2 and 3
(c) Article VII, General Matters: Section 3, 4, 6 and 7
(d) Article VIII, Amendment: Section 1

(iii) Part B, Statement of Additional Information – Item 22

(d) Investment Advisory Contracts

(i)	Investment Management Agreement between Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund and Pelagos Capital Management, LLC dated September 27, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(ii)	Form Investment Management Agreement between Registrant, on behalf of Franklin Pelagos Managed Futures Strategy Fund and Pelagos Capital Management, LLC
Filing: Amendment No. 7 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 27, 2013

(iii)	Investment Management Agreement between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and K2/D&S Management Co., L.L.C. dated September 25, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(iv)	Draft Form of Sub-advisory Agreement with respect to Franklin K2 Alternative Strategies Fund
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(v)	Form of Investment Management Agreement between FPC Holdings Corporation and Pelagos Capital Management, LLC
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(e) Underwriting Contracts

(i)

Distribution Agreement, between the Registrant on behalf of Franklin Pelagos Commodities Strategy Fund and Franklin K2 Alternative Strategies Futures Strategy Fund and Franklin/Templeton Distributors, Inc. dated September 1, 2013

Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(f) Bonus or Profit Sharing Contracts

Not Applicable

(g) Custodian Agreements

(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(ii)	Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(iii)	Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(iv)	Amendment dated October 15, 2013 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(v)	Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(vi)	Amendment dated October 15, 2013 to Schedule 1 of the Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(vii)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(viii)	Amendment dated January 5, 2012 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Amendment No. 1 Registration Statement on Form N-1A
File No. 811-22641
Filing Date: February 23, 2012

(ix)	Amendment dated September 1, 2011 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(x)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(xi)	Amendment dated October 15, 2013 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(h) Other Material Contracts

(i)

Sub-Contract for Fund Administrative Services between Pelagos Capital Management, LLC and Franklin Templeton Services, LLC dated September 27, 2013, on behalf of Franklin Pelagos Commodities Strategy Fund and Franklin Pelagos Managed Futures Strategy Fund

Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(ii)	Form of Placement Agent Agreement between Registrant and Franklin Templeton Financial Services, Inc.
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(iii)	Sub-Contract for Administrative Services between K2/D&S Management Co., L.L.C, on behalf of Franklin K2 Alternative Strategy Fund and Franklin Templeton Services, LLC dated October 11, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(iv)

Sub-Contract for Fund Administrative and Accounting Services between Franklin Templeton Services, LLC and BNY Mellon Investment Servicing (US) Inc. with respect to Franklin K2 Alternative Strategy Fund

Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(i) Legal Opinion

(i)	Opinion and consent of counsel with respect to Franklin Pelagos Managed Futures Strategy Fund dated December 6, 2011
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(ii)	Opinion and consent of counsel with respect to Franklin K2 Alternative Strategy Fund
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(iii)	Opinion and consent of counsel with respect to Franklin Pelagos Commodities Strategy Fund dated October 17, 2013
Filing: Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 18, 2013

(j) Other Opinions

Not Applicable

(k) Omitted Financial Statements

Not Applicable

(l) Initial Capital Agreements

Not Applicable

(m) Rule 12b-1 Plan

(i)	Class A Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund, and Franklin/Templeton Distributors, Inc. dated September 1, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(ii)	Class C Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund, and Franklin/Templeton Distributors, Inc. dated September 1, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(iii)	Class R Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund, and Franklin/Templeton Distributors, Inc. dated September 1, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(iv)	Class A Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(v)	Class C Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(vi)	Class R Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(n) Rule 18f-3 Plan

(i)	Multiple Class Plan with respect to Franklin K2 Alternative Strategies Fund dated September 27, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(ii)	Multiple Class Plan with respect to Franklin Pelagos Commodities Strategy Fund dated September 1, 2013
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 31, 2013

(p) Code of Ethics

(i)	Franklin Templeton Code of Ethics dated April 1, 2012
Filing: Amendment No. 2 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 28, 2012

(ii)	Pelagos Code of Ethics dated July 2010
Filing: Registration Statement on Form N-1A
File No. 811-22641
Filing Date: December 6, 2011

(iii)	K2/D&S Management Co., .L.L.C. Code of Ethic
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(iv)	Chilton Investment Company, LLC Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(v)	Impala Asset Management LLC Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(vi)	Jennison Associates LLC Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: September 16, 2013

(vii)	P. Schoenfeld Asset Management LP Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(viii)	York Registered Holdings, L.P.Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(ix)	Basso Capital Management, L.P. Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(x)	Lazard Asset Management LLC Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(xi)	Chatham Asset Management LLC Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(xii)	Loomis Sayles & Company, L.P. Code of Ethics
Filing: Amendment No. 9 to the Registration Statement on Form N-1A
File No. 811-22641
Filing Date: October 2, 2013

(q) Power of Attorney

(i)	Power of Attorney dated May 31, 2013
Filing: Registration Statement on Form N-1A
File No. 333-189667
Filing Date: June 28, 2013

Item 29. Persons Controlled by or Under Common Control with the Fund

Franklin Pelagos Commodities Strategy Fund, a series of the Registrant, wholly owns and controls FPC Holdings Corp. (the “FPC Cayman Subsidiary”); a company organized under the laws of the Cayman Islands. The FPC Cayman Subsidiary’s financial statements are and will be included on a consolidated basis in the Franklin Pelagos Commodities Strategy Fund’s annual and semi-annual reports to shareholders.

Franklin Pelagos Managed Futures Strategy Fund, a series of the Registrant, wholly owns and controls FPMF Holdings Corp. (the “FPMF Cayman Subsidiary”); a company organized under the laws of the Cayman Islands. The FPMF Cayman Subsidiary’s financial statements are and will be included on a consolidated basis in the Franklin Pelagos Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

Franklin K2 Alternative Strategies Fund, a series of the Registrant, will wholly own and control a company to be organized under the laws of the Cayman Islands (the “K2 Cayman Subsidiary”). The K2 Cayman Subsidiary’s financial statements will be included on a consolidated basis in the corresponding Franklin K2 Alternative Strategies Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

K2/D&S Management Co., L.L.C. (K2 Advisors) serves as investment manager to Franklin K2 Alternative Strategies Fund. Pelagos Capital Management, LLC (Pelagos), an indirect, wholly-owned subsidiary of Franklin Resources, Inc. serves as the investment manager to Franklin Pelagos Commodities Strategy Fund and Franklin Pelagos Managed Futures Strategy Fund. For additional information please see Part B and Schedules A and D of Form ADV of K2 Advisors (SEC File 801-61852) and Pelagos (SEC File 801-69056), incorporated herein by reference, which set forth the officers and directors of K2 Advisors and officers of Pelagos and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

For additional information about the sub-advisers of the Franklin K2 Alternative Strategies Fund, please see the Part B (the Franklin K2 Alternative Strategies Fund's statement of additional information) and Part 2A and Schedules A and D of Form ADV of each sub-adviser as listed below, each of which is incorporated herein by reference.

Name of Sub-Advisor	SEC Number
Chilton Investment Company, LLC	801-62678
Impala Asset Management LLC	801-65642
Jennison Associates LLC	801-5608
Loomis Sayles & Company, L.P.	801-170
Chatham Asset Management LLC	801-73452
Lazard Asset Management LLC	801-61701
Basso Capital Management, L.P.	801-64130
York Registered Holdings, L.P.	801-77336

Item 32. Principal Underwriters

a) Franklin Templeton Distributors, Inc. (Distributors) also act as principal underwriter of shares of :

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds
Franklin ETF Trust
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

(b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889)

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

The Registrant hereby undertakes, on behalf of the Franklin K2 Alternative Strategies Fund, to cause the K2 Cayman Subsidiary to:

(i)	be organized under the laws of the Cayman Islands;

(ii)

maintain a set of its books and records at an office located within the U.S., where the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder;

(iii)

designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court and consent to the jurisdiction of the United States courts and the SEC over it; and

(iv)

have future registration statements of the Registrant that relate to the Franklin K2 Alternative Strategies Fund signed by the corresponding Cayman Subsidiary’s director(s), on behalf of the Cayman Subsidiary, once the Cayman Subsidiary is organized under the laws of the Cayman Islands.

The Registrant hereby undertakes, on behalf of the Franklin Pelagos Commodities Strategy Fund, to cause the FPC Cayman Subsidiary to:

(i)

maintain a set of its books and records at an office located within the U.S., where the SEC and its staff will have access to the books and records consistent with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(ii)

designate an agent in the United States for service of process in any suit, action or proceeding before the SEC or any appropriate court and consent to the jurisdiction of the United States courts and the SEC over it.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 10th day of March, 2014.

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
(Registrant)

By: /s/STEVEN J. GRAY
Steven J. Gray
Vice President and Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, (the “1933 Act”), and the Investment Company Act of 1940, FPMC Holdings Corporation (the "Cayman Fund") a corporation organized under the laws of the Cayman Islands, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Mateo, and the State of California, on the 10th day of March, 2014.

FPMC Holdings Corporation

By: /s/LAURA F. FERGERSON

Laura F. Fergerson

Director

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities listed below with regard to the FPC Holdings Corporation and on the dates indicated.

Signature	Title	Date

/s/LAURA F. FERGERSON	Director	March 10, 2014
Laura F. Fergerson

FRANKLIN ALTERNATIVE STRATEGIES FUNDS

REGISTRATION STATEMENT

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

EX-99.(a)(i)	Agreement and Declaration of Trust of Franklin Alternative Strategies Funds dated July 21, 2011	*
EX-99.(a)(ii)	Certificate of Trust of Franklin Alternative Strategies Funds dated July 21, 2011	*
EX-99.(b)(i)	By-Laws of Franklin Alternative Strategies Funds effective as of July 21, 2011	*
EX-99.(d)(i)	Investment Management Agreement between Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund and Pelagos Capital Management, LLC dated September 27, 2013	*
EX-99.(d)(ii)	Form of Investment Management Agreement between Registrant, on behalf of Franklin Pelagos Managed Futures Strategy Fund and Pelagos Capital Management, LLC	*
EX-99.(d)(iii)	Investment Management Agreement between Registrant, on behalf of Franklin K2 Alternative Strategies Fund and K2/D&S Management Co., L.L.C. dated September 25, 2013	*
EX-99.(d)(iv)	Draft Form of Subadvisory Agreement with respect to Franklin K2 Alternative Strategies Fund	*
EX-99.(d)(v)	Form of Investment Management Agreement between FPC Holdings Corporation and Pelagos Capital Management, LLC	*
EX-99.(e)(i)

Distribution Agreement between Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund and Franklin K2 Alternative Strategies Futures Strategy Fund and Franklin/Templeton Distributors, Inc. dated September 1, 2013

*
EX-99.(g)(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(ii)	Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(iii)	Amendment dated February 27, 1998 to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(iv)	Amendment dated October 15, 2013 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(v)	Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(vi)	Amendment dated October 15, 2013 to Schedule 1 of the Amendment dated May 16, 2001 to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	v
EX-99.(g)(vii)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	*
EX-99.(g)(viii)	Amendment dated January 5, 2012 to Schedule 1 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	*
EX-99.(g)(ix)	Amendment dated September 1, 2011 to Schedule 2 of the Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon made as of May 16, 2001	*
EX-99.(g)(x)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(g)(xi)	Amendment dated October 15, 2013 to Exhibit A of the Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*
EX-99.(h)(i)

Sub-Contract for Fund Administrative Services between Pelagos Capital Management, LLC and Franklin Templeton Services, LLC dated September 27, 2013 on behalf of Franklin Pelagos Commodities Strategy Fund and Franklin Pelagos Managed Futures Strategy Fund

*
EX-99.(h)(ii)	Form of Placement Agent Agreement between Registrant and Franklin Templeton Financial Services, Inc.	*
EX-99.(h)(iii)	Sub-Contract for Administrative Services between K2/D&S Management, Co., L.L.C., on behalf of Franklin K2 Alternative Strategies Fund, and Franklin Templeton Services, LLC dated October 11, 2013	*
EX-99.(h)(iv)

Subcontract for Fund Administration and Accounting Services between Franklin Templeton Services, LLC and BNY Mellon Investment Servicing (US) Inc. with respect to Franklin K2 Alternative Strategies Fund

*
EX-99.(i)(i)	Opinion and consent of counsel with respect to Franklin Pelagos Managed Futures Strategy Fund	*
EX-99.(i)(ii)	Opinion and consent of counsel with respect to Franklin K2 Alternative Strategies Fund	*
EX-99.(i)(iii)	Opinion and consent of counsel with respect to Franklin Pelagos Commodities Strategy Fund dated December 30, 2013	*
EX-99.(m)(i)	Class A Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund, and Franklin/Templeton Distributors, Inc. dated September 1, 2013	*
EX-99.(m)(ii)	Class C Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund, and Franklin/Templeton Distributors, Inc. dated September 1, 2013	*
EX-99.(m)(iii)	Class R Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin Pelagos Commodities Strategy Fund, and Franklin/Templeton Distributors, Inc. dated September 1, 2013	*
EX-99.(m)(iv)	Class A Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013	*
EX-99.(m)(v)	Class C Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013	*
EX-99.(m)(vi)	Class R Distribution Plan, pursuant to Rule 12b-1 between the Registrant, on behalf of Franklin K2 Alternative Strategies Fund, and Franklin/Templeton Distributors, Inc. dated October 11, 2013	*
EX-99.(n)(i)	Multiple Class Plan with respect to Franklin K2 Alternative Strategies Fund dated September 27, 2013	*
EX-99.(n)(ii)	Multiple Class Plan with respect to Franklin Pelagos Commodities Strategy Fund dated September 1, 2013	*
EX-99.(p)(i)	Franklin Templeton Code of Ethics dated April 1, 2012	*
EX-99.(p)(ii)	Pelagos Code of Ethics dated July 2010	*
EX-99.(p)(iii)	K2/D&S Management Co., L.L.C. Code of Ethics	*
EX-99.(p)(iv)	Chilton Investment Company, LLC Code of Ethics	*
EX-99.(p)(v)	Impala Asset Management LLC Code of Ethics	*
EX-99.(p)(vi)	Jennison Associates LLC Code of Ethics	*
EX-99.(p)(vii)	P. Schoenfeld Asset Management LP Code of Ethics	*
EX-99.(p)(viii)	York Registered Holdings, L.P. Code of Ethics	*
EX-99.(p)(ix)	Basso Capital Management, L.P. Code of Ethics	*
EX-99.(p)(x)	Lazard Asset Management LLC Code of Ethics	*
EX-99.(p)(xi)	Chatham Asset Management LLC Code of Ethics	*
EX-99.(p)(xii)	Loomis Sayles & Company, L.P. Code of Ethics	*
EX-99.(q)(i)	Power of Attorney dated May 31, 2013	*

* Incorporated reference